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                                                                   EXHIBIT 10.18

                                   GUARANTY


     THIS GUARANTY (this "Guaranty") is made and entered into as of August 2, 1994 by Citadel Holding Corporation, a Delaware corporation (the "Guarantor"), in favor of Craig Corporation, a Delaware corporation (the "Lender").

     Citadel Realty, Inc., a Delaware corporation and wholly owned subsidiary of the Guarantor (the "Debtor"), has requested a loan commitment from the Lender, and the Lender is willing to make the loan commitment to the Debtor upon the terms set forth in the Credit Agreement dated as of the date hereof among the Debtor, the Lender and the Guarantor, together with the Debtor's Promissory Note dated as of the date hereof in the principal amount of $8,200,000 and certain other documents related thereto (all of the foregoing documents and instruments as amended, restated, modified or supplemented from time to time being hereinafter collectively referred to as the "Loan Documents").

     The Debtor and the Guarantor share an identity of interests as members of a combined group of companies and the Guarantor will derive substantial direct and indirect benefits from the Lender's loan or loans made to the Debtor. In order to induce the Lender to enter into the Loan Documents and to make the loans thereunder to the Debtor, the Lender has required as a condition to entering into the Loan Documents that the Guarantor execute and deliver this Guaranty.

     NOW, THEREFORE, in consideration of the receipt of $10.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor hereby agrees with the Lender as set forth below.

     1.   Guaranty.
          --------

          (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Lender, its successors, endorsees and/or assigns, the due and punctual performance of and compliance by the Debtor with all of the Debtor's obligations, covenants, agreements and undertakings contained in or arising under the Loan Documents, including but not limited to, the full and punctual performance of the Debtor's obligations under the Loan Documents, and payment by the Debtor, when due, of any and all amounts payable by the Debtor under the Loan Documents, including, without limitation, all obligations, liabilities, indebtedness and other amounts of every kind and description arising out of or due pursuant to the Loan Documents, and all damages payable by the Debtor in respect of the failure or refusal by the Debtor to make any such payment required to be made by it under the Loan Documents, howsoever created,

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arising or evidenced, voluntary or involuntary, whether direct or indirect, absolute or contingent, now or hereafter existing or owing to the Lender (all the foregoing obligations, liabilities and undertakings of the Debtor are collectively referred to hereinafter as the "Obligations").

          (b) This Guaranty is an absolute, unlimited, unconditional, continuing and irrevocable guaranty of performance and payment (and not simply of collection) of the Obligations. This Guaranty is in no way conditioned upon any attempt to collect from the Debtor or upon any other event or contingency, and shall be binding upon and enforceable against the Guarantor without regard to the validity or enforceability of the Loan Documents, or of any term thereof. Upon the failure for any reason of the Debtor to duly and punctually pay or perform any Obligations, the Guarantor shall immediately pay or perform the same.

          (c) The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment to or performance in favor of the Lender of the Obligations or any part thereof is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Debtor, or otherwise, as though such payment to or performance in favor of the Lender had not been made.

          (d) The Guarantor shall pay all costs, expenses and damages incurred (including, without limitation, reasonable attorneys' fees and disbursements) in connection with the enforcement of the Obligations, to the extent that such costs, expenses and damages are not paid by the Debtor, and in connection with the enforcement of the obligations of the Guarantor under this Guaranty.

     2.   Guaranty Not Subject to Set-Off, etc.  The obligations of the
          -------------------------------------
Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense (other than payment, performance or affirmative discharge, release or termination of this Guaranty by the Lender) based upon any claim the Guarantor may have against the Lender, the Debtor, any other guarantor from time to time of any or all of the Obligations or any other person and shall remain in full force and effect without regard to, and shall not be released, discharged, reduced or in any way affected by any circumstance or condition (whether or not the Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense, including, but not limited to, (a) the amending, modifying or supplementing, expressly or impliedly, of the Loan Documents or any other agreement referred to therein, or any other instrument applicable to the Debtor or to the Obligations, or any part thereof;
(b) any waiver, consent, change, extension, indulgence or other action or any action or inaction under or in respect of the Loan Documents, or this Guaranty (except

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for any written waiver or modification of the provisions of this Guaranty signed by the Lender), whether or not the Lender, the Debtor or the Guarantor has notice or knowledge of any of the foregoing; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Guarantor or the Debtor, or their respective properties or their creditors, or any action taken by any trustee or receiver or by any court in any such proceeding; (d) any acceptance of additional security or any release of or non-perfection of any security from any person (with the Guarantor hereby authorizing the Lender to accept or release said security); (e) any limitation on the liability of the Obligations of the Debtor under the Loan Documents (exempt as expressly set forth therein) or any termination, cancellation, frustration or unenforceability, in whole or in part, of any of the Loan Documents, any writing referred to therein or contemplated thereby or any term thereof; (f) any lien, charge or encumbrance on or affecting the Guarantor's or the Debtor's respective assets and properties; (g) any act, omission or breach on the part of the Lender under the Loan Documents, or any other law or governmental regulation applicable to the Lender or any Obligation;
(h) any claim as a result of any other dealings among the Lender, the Guarantor, the Debtor or any of them; (i) the assignment or transfer of this Guaranty, any of the Loan Documents (in accordance with and subject to the terms thereof) or any other agreement or instrument referred to in the Loan Documents or contemplated thereby or applicable to the Debtor, or the Obligations by the Lender to any other person; (j) any change in the name of the Lender, the Debtor or any other person referred to herein; or (k) any other circumstance, whether or not similar to any of the foregoing, which might constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

     3.   Waiver.  The Guarantor irrevocably and unconditionally waives:  (a)
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notice of any of the matters referred to in Section 2 hereof, (b) to the extent permitted by applicable law, all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Guarantor hereunder, including, without limitation, notice of the acceptance of this Guaranty, or the creation, renewal, extension, modification or accrual of the Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest, nonpayment of any damages or other amounts payable under the Loan Documents; obligation to give any notice required by the Loan Documents;
(c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of the Loan Documents, including, without limitation, diligence in collection or protection of or realization upon the Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default by the Debtor under the Loan Documents; (f) the

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occurrence of every other condition precedent to which the Guarantor or the
Debtor may otherwise be entitled, except as expressly provided in the Loan Documents; and (g) the right to require the Lender to proceed against the Debtor or any other person liable on the Obligations, to proceed against or exhaust security held from the Debtor, the Guarantor or any other person, or to pursue any other remedy in the Lender's power whatsoever, and the Guarantor waives the right to have the property of the Debtor first applied to the discharge of the Obligations. Without limiting the generality of the foregoing or any other provision hereof, Guarantor hereby expressly waives any and all benefits which might otherwise be available to Guarantor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and 3433.

     The Lender may, at its election, exercise any right or remedy that it may have against the Debtor or any security held by the Lender, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of the Guarantor hereunder, except to the extent the Obligations have been paid or satisfied, and the Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation (to the extent not otherwise effectively waived herein) or any other right or remedy of the Guarantor against the Debtor or any such security, whether resulting from such election by the Lender or otherwise. The Guarantor waives any defense arising by reason of any disability or other defense of the Debtor (which other defense of the Debtor may nevertheless be asserted by the Debtor in a separate action or proceeding against the Lender or any other party, so long as the Guarantor has fulfilled its obligations hereunder), or by reason of the cessation from any cause whatsoever of the liability, either in whole or in part, of the Debtor to the Lender for the Obligations (other than as a result of payment, performance or affirmative discharge, release or termination of this Guaranty by the Lender).

     The Guarantor understands that the Lender's exercise of certain rights and remedies contained in the Loan Documents may affect or eliminate, to the extent not otherwise effectively waived herein, the Guarantor's rights of subrogation against the Debtor and that the Guarantor may therefore incur partially or totally nonreimbursable liability hereunder; nevertheless, the Guarantor hereby authorizes and empowers the Lender to exercise in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of the Guarantor that its obligations hereunder shall be absolute, independent, irrevocable and unconditional under any and all circumstances.

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     The Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Debtor and of all other circumstances bearing upon the risk of nonpayment of the Obligations and agrees that the Lender shall not have any duty to advise the Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance.

     The Guarantor acknowledges that the Lender has not made any representation, warranty, covenant or agreement with or to the Guarantor in this Guaranty.

     4.   Covenants of the Guarantor.  So long as the Obligation remains
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outstanding, without the prior written consent of Lender:

          (a) The Guarantor will not incur or permit to exist any Indebtedness (as defined in the Credit Agreement) at any time outstanding except (i) Indebtedness to Lender arising under this Agreement or the other Loan Documents;
(ii) current liabilities of the Guarantor incurred in the ordinary course of business and not incurred through the borrowing of money or the obtaining of credit except for credit on an open-account basis customarily extended, and in fact extended, in connection with normal purchases of goods and services; and
(iii) Indebtedness set forth on Schedule 2 to the Credit Agreement.

          (b) The Guarantor will not create or suffer to exist any Lien (as defined in the Credit Agreement) upon or with respect to any of its assets, whether now owned or hereafter acquired, or upon or with respect to any proceeds therefrom, or assign, or permit any of its Subsidiaries to assign, any accounts receivable or other right to receive income or proceeds, other than Permitted Liens (as defined in the Credit Agreement).

          (c) The Guarantor will not declare, order, pay, make or set apart any sum for any Restricted Payment (as defined in the Credit Agreement) other than Restricted Payments relating to Indebtedness permitted in clause (iii) of paragraph (a) above.

     5.   Payments.  Each payment by the Guarantor to the Lender under this
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Guaranty shall be made by transferring the amount thereof in immediately available funds without setoff or counterclaim; provided, that no such payment shall be deemed a waiver of any rights the Guarantor may have.

     6.   Parties.  This Guaranty shall inure to the benefit of the Lender, and
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shall be binding upon the Guarantor and its successors and permitted assigns.
The Guarantor may not delegate or assign any of its duties under this Guaranty without the prior written consent of the Lender. The Lender may assign any of its rights and benefits under this Guaranty to any person or entity.

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     7.   Notices.  All notices hereunder shall be given in accordance with the
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provisions of the Loan Documents.

     8.   Remedies.  The Guarantor stipulates that the remedies at law in
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respect of any default or threatened default by the Guarantor in the performance of or compliance with any of the terms of this Guaranty are not and will not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by an injunction against violation of any such terms or otherwise.

     9.   Rights to Deal with the Debtor.  At any time and from time to time,
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without terminating, affecting or impairing the validity of this Guaranty or the obligations of the Guarantor hereunder, the Lender may deal with the Debtor in the same manner and as fully and as if this Guaranty did not exist and shall be entitled, among other things, to grant the Debtor, without notice or demand and without affecting the Guarantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of payment or any part thereof confirmed in or arising under the Loan Documents, or to waive any obligation of the Debtor to perform, any act or acts as the Lender may deem advisable.

     10.  Subrogation.  The Guarantor shall not exercise any rights to which it
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may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Debtor with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Debtor in respect thereof. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be held in trust for the benefit of the Lender and shall be paid promptly to the Lender to be credited and applied to the Obligations, whether matured or unmatured.

     11.  Survival of Representations, Warranties, etc.  All representations,
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warranties, covenants and agreements made herein and in statements or certificates delivered pursuant hereto shall survive any investigation or inspection made by or on behalf of the Lender and shall continue in full force and effect until all of the obligations of the Guarantor under this Guaranty shall be finally and fully paid and performed in accordance with the terms hereof, and until the final payment and performance in full of all Obligations.

     12.  Maximum Guaranteed Amount.  Notwithstanding any other provision of
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this Guaranty to the contrary, if the obligations of the Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or federal bankrupt-

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cy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the rights of creditors' generally, to be void, invalid or unenforceable to any extent on account of the amount of the Guarantor's liability under thus Guaranty, then notwithstanding any provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

     13.  Governing Law and Consent to Jurisdiction; Waiver of Jury Trial.
          ---------------------------------------------------------------

          (a) This Guaranty shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflicts of laws. The Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the District Court of the United States for the Central District of California in any action, suit or proceeding brought against it and related to or in connection with this Guaranty or the transactions contemplated hereby, and to the extent permitted by applicable law, the Guarantor hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Guaranty or any document or any instrument referred to herein or the subject matter hereof may not be litigated in or by such courts or any immunity, sovereign or otherwise. To the extent permitted by applicable law, the Guarantor agrees not to seek and hereby waives the right to any review of the judgment of any such court by any court of any jurisdiction other than the Central District of California which may be called upon to grant an enforcement of such judgment.

          (b) The Guarantor hereby consents to service of process by mail or courier service or hand delivery in any suit, action or other proceeding arising out of this Guaranty or the subject matter hereof or any of the transactions contemplated hereby in such District of California courts.

          (c) THE GUARANTOR, AND THE LENDER BY ITS ACCEPTANCE HEREOF, WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY AND ARISING FROM OR RELATING TO THIS GUARANTY OR THE LOAN DOCUMENTS. THE GUARANTOR ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF ITS CHOICE. THE GUARANTOR AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

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     14.  Rights Cumulative.  Each of the rights and remedies of Lender under
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this Guaranty shall be in addition to all of their other rights and remedies under this Guaranty and all applicable laws, and nothing in this Guaranty shall be construed as limiting any such rights or remedies.

     15.  Marshalling of Collateral, Guarantees, etc.  The Lender shall not be
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under any obligation to marshall collateral, the benefit of security, other guarantees or any right or preference to payment or performance from any person, including rights to payment under this Guaranty, as a condition to any payment or performance by the Guarantor under this Guaranty; the Guarantor hereby confirming for the benefit of the Lender that whether or not the Lender shall be possessed of, or have the benefit of, any other collateral, securities or guarantees, the Lender may nonetheless immediately proceed to enforce this Guaranty against the Guarantor with or without any right, claim or action having been taken with respect to such other collateral, securities or guarantees.

     16.  LIMITATION OF LIABILITY.  THE LENDER SHALL NOT HAVE ANY LIABILITY WITH
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RESPECT TO, AND THE GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY THE GUARANTOR IN CONNECTION WITH ANY CLAIM RELATED TO OR ARISING OUT OF OR IN CONNECTION WITH
THIS GUARANTY.

     17.  Pledge Agreement.  This Guaranty is secured by that certain Pledge
          ----------------
Agreement dated as of the date hereof from the Guarantor in favor of the Lender.

     18.  Entire Agreement.  This Guaranty embodies the entire agreement between
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the Guarantor and the Lender relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

     19.  Miscellaneous.  If any term of this Guaranty or any application
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thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby. Any term of thus Guaranty may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by the Guarantor and the Lender. The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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     IN WITNESS WHEREOF, the Guarantor has caused its duly authorized officer to execute this Guaranty as of the date first above written.


                              CITADEL HOLDING CORPORATION


                              By: /s/ Richard M. Greenwood
                                  ______________________________
                                  Name:  Richard M. Greenwood
                                  Title: President and Chief Executive Officer

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